EXHIBIT 32.2

SARBANES-OXLEY ACT SECTION 906 CERTIFICATION
In connection with this Quarterly Report on Form 10-Q of Applied Materials, Inc. for the period ended January 26, 2020, I, Daniel J. Durn, Senior Vice President, Chief Financial Officer of Applied Materials, Inc., hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
1. this Form 10-Q for the period ended January 26, 2020 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2. the information contained in this Form 10-Q for the period ended January 26, 2020 fairly presents, in all material respects, the financial condition and results of operations of Applied Materials, Inc. for the periods presented therein.

Date: February 20, 2020

/s/ DANIEL J. DURN
Daniel J. Durn
Senior Vice President, Chief Financial Officer